UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) was held on May 10, 2011. Shareholders voted as follows on the matters presented for a vote.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas J. Baltimore, Jr.	289,181,600	7,230,915	1,107,566	28,508,003
Gordon M. Bethune	286,197,780	10,240,021	1,082,655	28,508,003
Gaston Caperton	288,899,862	7,504,382	1,115,432	28,508,003
Gilbert F. Casellas	289,007,623	7,403,880	1,108,998	28,508,003
James G. Cullen	270,024,661	26,398,944	1,097,318	28,508,003
William H. Gray III	284,176,032	12,241,246	1,102,894	28,508,003
Mark B. Grier	289,215,526	7,279,731	1,025,766	28,508,003
Constance J. Horner	286,026,655	10,430,515	1,063,384	28,508,003
Martina Hund-Mejean	294,004,356	2,400,819	1,114,244	28,508,003
Karl J. Krapek	287,954,722	8,440,655	1,125,220	28,508,003
Christine A. Poon	289,265,489	7,215,112	1,039,022	28,508,003
John R. Strangfeld	276,080,253	20,366,589	1,073,302	28,508,003
James A. Unruh	284,964,140	11,479,635	1,077,265	28,508,003

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011 was approved based upon the following votes:

Votes for approval:	321,729,497
Votes against:	2,868,128
Abstentions:	1,430,606

There were no broker non-votes for this item.

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval:	255,580,253
Votes against:	39,817,981
Abstentions:	2,122,321
Broker non-votes:	28,508,003

4. The shareholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers as follows:

Every year:	260,347,012
Every 2 years:	1,789,198
Every 3 years:	33,750,968
Abstentions:	1,624,436
Broker non-votes:	28,508,003

In connection with the Annual Meeting, the Board of Directors of the Company had recommended that shareholders vote to hold future advisory votes to approve the compensation of the Company’s named executive officers on an annual basis. In light of such recommendation and considering the strong support for an annual vote as reflected in the above voting results, the Board, on May 10, 2011, determined that the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers annually.

5. The shareholder proposal regarding supermajority voting was approved based upon the following votes:

Votes for approval:	316,454,252
Votes against:	6,423,372
Abstentions:	3,151,245

There were no broker non-votes for this item.

6. The shareholder proposal regarding lobbying contributions and expenditures was defeated based upon the following votes:

Votes for approval:	20,095,526
Votes against:	230,031,740
Abstentions:	47,392,518
Broker non-votes:	28,508,003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2011

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
Name: Margaret M. Foran
Title: Chief Governance Officer, Vice President and Corporate Secretary